EAGLE BANCORP, INC.

FBR Fall Investor Conference
November 28&29, 2011

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in Bethesda, Maryland
  - $3.2 billion* in assets, focused on Washington, DC Metro Area with 15 branches
  - Commercially oriented business model with **deep relationships** on loan and deposit side of balance sheet
  - 2nd largest bank headquartered in Maryland by Assets and Market Capitalization
- Positioned as an alternative solution between small community banks and regional / money center banks
  - Growth oriented culture based on sales and service
  - Provides customers with immediate access to senior management/decision-makers with local market knowledge
  - Largest deposit market share in Washington, DC (proper) of any locally-based bank, and 3rd largest locally-based community bank in the Metro Area
  - Quickly becoming the leading community bank in the Washington, DC Metro Area

* Includes impact of $618 million of "Settlement Deposit"

Note: Financial data at September 30, 2011. Deposit market share data as of June 30, 2011.

History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August, 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July, 2011)
- $55 million common stock offering – September, 2009*
- Placed $56.6 million of SBLF Preferred Stock – July, 2011
- Eleven consecutive quarters of increasing Net Income through September, 2011

*1997, 2003 and 2009 subscription offerings were over subscribed

Summary Statistics – September 30, 2011

Total Assets:	$3.2 billion (1)
Total Loans:	$2.0 billion
Total Deposits:	$2.7 billion (1)
Tangible Common Equity:	$197.7 million (2)
Tangible Book Value per Common Share:	9.94 (2)
Shares Outstanding:	19,890,597
SBLF Preferred:	$56.6 million
Headquarters:	Bethesda, Maryland
Market Capitalization (at close October 27, 2011):	$287.8 million
Insider Ownership:	17%
Institutional Ownership:	42%
Member of Russell 3000 (Added June 26, 2009)	Yes

Note: Data at September 30, 2011 unless otherwise noted. (1) Includes $618 million of Settlement Deposit . (2) This constitutes a non-GAAP financial measure. Please refer to GAAP reconciliation in appendices on pages 43-45 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

EagleBank Locations


Loudoun County
Montgomery County
Reston
Bethesda
Tyson's Corner
Washington, DC
Prince George's County
Fairfax County
Falls Church
Arlington
Merrifield
Alexandria
7.5mi
N
Copyright (C) 2009 SNL Financial LC. All rights reserved

Nationally Recognized Financial Performance

- Named to the Class of 2011 "Sm-All Stars" by Sandler O'Neill + Partners as one of the Top 25 best performing small cap banks and thrifts in the nation.
- In 2011, ranked by the *American Banker* in the top 150 banks in the country for C&I loan activity and efficiency ratio
- For 2011, cited by Stifel Nicolaus as one of 23 community banks with stock rated as a "buy"
- For 2010, EagleBank was one of 40 banks named to the Honor Roll of Community Banks by Keefe, Bruyette and Woods
- For 2010, EagleBank was ranked 62nd among the best performing community banks in the US by SNL Financial. The only Maryland based company on the list, EagleBank was ranked 8th in total asset growth and 9th in total loan growth.

Financial Indicators – Regional Peer Analysis

Key Ratios (at or for the quarter ended September 30, 2011):	EGBN 9/30/2010	EGBN 9/30/2011	Peers 9/30/2011
Net Interest Margin (1)	4.10%	4.15%	3.65%
Efficiency Ratio	58.68%	54.43%*	63.08%
NPAs + 90 Days Past Due/Total Assets (1)	1.46%	1.32%	3.02%
NPLs + 90 Days Past Due/Total Loans	1.61%	1.55%	3.32%
Allowance Loan Losses/Gross Loans	1.45%	1.41%	1.68%
Tangible Common Equity/Tangible Assets (1)	8.77%	7.61%	7.83%
Return on Average Assets (1)	0.96%	1.04%	0.77%
Return on Average Equity	9.93%	12.55%	7.30%

* EGBN includes merger and conversion related expenses of 1.66%

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 43-45
Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	Peers *
Loan Growth (September 30, 2010 - September 30, 2011)		
Commercial & Industrial	19.13%	20.40%
Commercial Real Estate	29.37%	1.84%
Construction & Development	66.65%	(11.35%)
Total Loans	32.57%	1.91%
Deposit Growth (September 30, 2010 - September 30, 2011)		
Demand Deposits (1)	26.09%	11.05%
Money Market Accounts	42.29%	5.02%
Certificates of Deposit	14.61%	(8.43%)
Total Deposits	29.36%	(1.77%)

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Alliance Bank Corp., Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank and Virginia Commerce Bank. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 43-45. (*) The peer growth ratio's are reflected from June 30, 2010 – June 30, 2011. Source: SNL Financial

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 29.0% (Excluding "settlement deposit")
Peer CAGR: 6.9%[1]
06Q3
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3
(3)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 43-45. (3) F&T Acquisition closed in Q3, 2008. Source: SNL Financial

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
Thousands of Dollars
$6,494
EGBN Net Income CAGR: 27.9%
Peer CAGR: 0.2%[1]
06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3
(2)

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above. (2) F&T Acquisition closed in Q3, 2008.

Source: SNL Financial

Pre-Tax, Pre-Provision Income



Quarterly Pre-Tax Pre-Provision Net Revenue
Millions of Dollars
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$13,164
EGBN CAGR: 27.5%
Peer CAGR: 5.1%
06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3
(2)

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above. (2) F&T Acquisition closed Q3, 2008.

Source: SNL Financial

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA

(Dollar Values in Thousands)

Rank	Local Rank	Company Name	Headquarters City	State	Branches in List	June 30,2010 Balance	June 30,2011 Balance	Annual Growth	2011 Market Share
1		Capital One	McLean	VA	209	$ 26,627,589	$ 22,912,447	-14.0%	16.30%
2		Wells Fargo & Co	San Francisco	CA	152	19,693,644	20,546,230	4.3%	14.61%
3		Bank of America	Charlotte	NC	180	17,696,939	19,618,166	10.9%	13.95%
4		SunTrust	Atlanta	GA	181	14,458,364	15,742,928	8.9%	11.20%
5		BB&T Corp	Winston-Salem	NC	185	12,262,904	12,541,624	2.3%	8.92%
6		PNC Bank	Pittsburgh	PA	188	8,307,917	8,710,097	4.8%	6.20%
7		Citibank	New York	NY	41	5,050,089	5,167,785	2.3%	3.68%
8		M&T Bank Corp	Buffalo	NY	101	3,508,550	3,497,780	-0.3%	2.49%
9		HSBC Bank	London		13	2,636,799	3,177,541	20.5%	2.26%
10	1	Virginia Commerce Bank	Arlington	VA	29	2,314,974	2,260,505	-2.4%	1.61%
11		United Bank	Parkersburg	WV	35	2,121,796	2,210,349	4.2%	1.57%
12	2	Sandy Spring Bank	Olney	MD	32	2,188,958	2,088,192	-4.6%	1.49%
13	**3**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**13**	**1,580,555**	**1,945,600**	**23.1%**	**1.38%**
14	4	Burke & Herbert Bank & Trust	Alexandria	VA	24	1,698,389	1,895,508	11.6%	1.35%
15		Toronto Dominion Bank	Toronto		35	1,471,211	1,804,301	22.6%	1.28%
16	6	Cardinal Financial Corp	McLean	VA	27	1,368,119	1,463,291	7.0%	1.04%
17	7	Middleburg Financial Corp	Middleburg	VA	9	863,043	892,825	3.5%	0.64%
18		Acacia Federal Savings Bank	Falls Church	VA	1	950,269	704,939	-25.8%	0.50%
19	8	Union First Market Bank	Bowling Green	VA	20	528,049	579,665	9.8%	0.41%
20	9	Old Line Bank	Bowie	MD	14	293,109	519,427	77.2%	0.37%
21	10	Fauquier Bank	Warrenton	VA	10	493,053	519,011	5.3%	0.37%
22	11	Presidential Bank, FSB	Bethesda	MD	10	539,058	512,705	-4.9%	0.36%
23	12	Access National Corp	Reston	VA	5	608,069	507,922	-16.5%	0.36%
24	13	Community Bank of Tri-County	Waldorf	MD	7	456,482	493,973	8.2%	0.35%
25	14	Washington First Bank	Reston	VA	10	341,842	465,083	36.1%	0.33%
		All Others			238	$ 6,256,461	$ 9,808,942	56.8%	6.98%
			Total		**1,769**	**$ 134,316,232**	**$ 140,586,836**	**4.7%**	**100%**

80% (ranks 1–9)

Market growth rate 4.7% - EGBN growth rate 23.1%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of September 30, 2011

Loan Portfolio Composition

Loan Portfolio by Type



Home Equity 4.6%
Land 5.7%
Other Consumer 0.2%
C&I 23.2%
Construction 14.3%
Residential Mortgage 1.9%
Owner Occupied CRE 12.1%
Income Producing CRE 38.1%

Loan Portfolio by Location



Prince William 1.1%
Other VA 3.3%
Other USA 3.8%
Loudoun 1.8%
Fairfax 5.7%
Arlington 2.0%
Montgomery 26.9%
Alexandria 2.0%
Prince George's 8.3%
Washington DC 34.9%
Other MD 10.0%

Total Gross Loans: $2.0 Billion

Note: At September 30, 2011

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Investment CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland										
Montgomery	$ 185,329	$ 67,760	$ 170,773	$ 40,230	$ 10,097	$ 7,128	$ 62,546	$ 2,854	$ 546,717	26.9%
Prince George's	28,250	18,005	106,500	11,453	2,335	404	1,854	57	168,858	8.3%
Other MD	15,319	27,362	96,456	28,248	29,569	1,776	4,872	177	203,779	10.0%
Washington, DC	$ 152,405	$ 93,170	$ 263,398	$149,805	$ 11,419	$ 22,181	$ 15,807	$ 610	$ 708,795	34.9%
Virginia										
Alexandria	7,292	11,360	14,701	207	5,500	1,475	900	30	41,465	2.0%
Arlington	12,081	-	7,760	17,836	-	779	1,093	102	39,651	2.0%
Fairfax	$ 35,285	$ 9,334	$ 45,495	$ 9,468	$ 14,598	$ 350	$ 1,887	$ 162	$ 116,579	5.7%
Loudoun	2,778	1,149	25,127	6,127	529	-	1,323	23	37,056	1.8%
Prince William	2,629	2,043	4,712	6,300	5,134	549	660	42	22,069	1.1%
Other VA	6,210	10,758	14,340	8,624	24,695	238	1,734	43	66,642	3.3%
Other USA	$ 22,525	$ 4,556	$ 23,466	$ 12,156	$ 11,099	$ 2,782	$ 1,332	$ 118	$ 78,034	3.8%
Total	$ 470,103	$ 245,497	$ 772,728	$290,454	$114,975	$ 37,662	$ 94,008	$ 4,218	$2,029,645	100.0%

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included (HFS residential mortgages are pre-sold and price locked)

Note: At September 30, 2011

Diversified Commercial Real Estate Portfolio

Construction Loans by Type


Unsecured 0.1%
Apt to Condo Conversion 4.1%
Assignment of RE Sec. Note 1.6%
Cash Value Life Insurance 0.0%
Education 1.2%
Healthcare 1.6%
Hotel/Motel 0.6%
Industrial 4.2%
Land 0.8%
Mixed Use - Predom. Com'l 6.6%
Mixed Use - Predom. Resid. 4.8%
Multifamily 9.1%
Office 13.5%
Office Condo 0.1%
Residential Condo 13.7%
Retail - Single Tenant 1.2%
Retail 4+ Tenant/Strip Center 0.9%
Single & 1-4 Family 29.2%
Special Use 1.7%
Storage 2.9%
UCC-1 Blanket Lien 0.1%

Total: $290.5 Million

Investment CRE by Type


UCC-1 Blanket Lien 0.2%
Unsecured 0.5%
Amusement/Entertainment 0.2%
Assignment of RE Sec. Note 2.8%
Cash 0.3%
Church 0.7%
Coop 0.0%
Eductation 1.5%
Gas Station 0.5%
Health Care 1.3%
Hotel/Motel 5.0%
Industrial 7.5%
Land 2.9%
Leasehold DOT 1.8%
Marketable Securities 0.0%
Mixed Use - Predom. Com'l 4.9%
Mixed Use - Predom. Resid. 3.5%
Mixed Use - Predom. Retail 1.6%
Mutlifamily 10.6%
Office 21.4%
Office Condo 2.0%
Other Assignment 1.1%
Partnership Interests 2.3%
Residential Condo 2.2%
Restaurant 0.1%
Retail - 2/3 Tenant 2.9%
Retail - Single Tenant 2.6%
Retail 4+ Tenant/Strip Center 9.3%
Retail Condo 0.5%
Single & 1-4 Family 7.8%
Special Use 0.4%
Storage 1.2%

Total: $772.7 Million

Note: At September 30, 2011

Credit Quality Trends

(Dollars Values in Thousands)	As of Dec 2009	As of Mar 2010	As of Jun 2010	As of Sep 2010	As of Dec 2010	As of Mar 2011	As of Jun 2011	As of Sep 2011
30-89 Days Past Due	$ 18,849	$ 29,336	$ 31,259	$ 28,125	$ 31,495	$ 25,744	$ 25,727	$ 32,398
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 804
Nonaccrual	22,024	20,977	24,026	23,372	23,998	31,888	29,931	30,548
Restructured Loans	-	-	1,297	1,289	1,289	1,289	1,289	82
Total Nonperforming Loans (NPLs)	$ 22,024	$ 20,977	$ 25,323	$ 24,661	$ 25,287	$ 33,177	$ 31,220	$ 31,434
Other Real Estate Owned (OREO)	5,106	3,906	3,556	4,581	6,701	3,529	3,434	2,941
Total Nonperforming Assets	$27,130	$24,883	$28,879	$29,242	$31,988	$36,706	$34,654	$34,375
NPAs + 90 Days Past Due/Assets (1)	1.50%	1.36%	1.49%	1.46%	1.53%	1.68%	1.47%	1.32%
Reserves	$ 20,619	$ 21,045	$ 21,741	$ 22,240	$ 24,754	$ 25,582	$ 27,475	$ 28,599
Reserves/Loans	1.47%	1.47%	1.45%	1.45%	1.48%	1.43%	1.41%	1.41%
Reserves/NPLs (Coverage Ratio)	93.62%	100.33%	85.86%	90.18%	97.89%	77.11%	88.00%	90.98%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.54%	0.36%	0.38%	0.39%	0.26%	0.30%	0.28%	0.36%

- Asset Quality remains at a very strong level
- An adequate Allowance is being maintained

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 43-45.

Deposit Composition

(Dollar Values in Thousands)	**As of September 30, 2010**		**As of December 31, 2010**		**As of September 30, 2011 (1)**	
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total
Noninterest Bearing	$ 380,167	23.1%	$ 400,291	23.2%	$ 488,689	23.0%
Interest Bearing Transaction	62,722	3.8%	61,771	3.6%	69,762	3.3%
Savings & Money Market	693,381	42.2%	737,071	42.6%	986,585	46.3%
Core CD's	449,700	27.3%	467,544	27.1%	283,162	13.3%
Wholesale CD's	60,121	3.6%	60,121	3.5%	301,151	14.1%
Total Deposits	$ 1,646,091	100%	$ 1,726,798	100%	$ 2,129,349	100%

- Noninterest Bearing Demand balance at 9/30/11 excludes the "settlement deposit"
- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Recent growth in Wholesale CD's to lock in longer term at favorable cost of funds, not a strategy to replace growth in core deposits

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 43-45.

Superior Relationships/Net Interest Margin


EGBN
Peers
F&T closed August 31, 2008
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
4.15% (1)
3.65%
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 43-45. Source: SNL Financial

Capital Strength

(Dollars Values in Thousands)	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011
Total Assets	$1,937,265	$ 2,006,146	$ 2,089,370	$ 2,186,268	$ 2,353,716	$ 3,219,746
Total Capital	$ 196,743	$ 202,301	$ 204,716	$ 210,119	$ 217,027	$ 258,463
Tier 1 Leverage Ratio	9.84%	9.66%	9.32%	9.44%	9.07%	9.61%
Tier 1 Risk Based Capital Ratio	11.15%	10.88%	9.91%	10.03%	9.64%	10.49%
Total Risk Based Capital Ratio	12.85%	12.66%	11.64%	11.75%	11.33%	12.12%
Tangible Common Equity Ratio (2)	8.79%	8.77%	8.53%	8.39%	8.07%	7.61%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 43-45 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million

Market Information –Washington, DC Metropolitan Statistical Area

- Population 6.2 Million
  - 5th largest market in the U.S.

- Employment 2.9 Million
  - Average annual job creation is 39,500
  - Highest in net new job growth in the U.S. over last decade
  - Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine)

- Gross Regional Product (GRP) $443 Billion
  - 5th largest regional economy in the U.S.
  - 5.3% CAGR in GRP over last 20 years
  - Federal Government Spending is 34.9% of GRP

Source: Greater Washington Initiative 2010 Regional Report

Unemployment Rate- Largest US Markets July, 2011


16
14
12
10
8
6
4
2
0
6.0
US
9.3%
Washington
Boston
Minneapolis
New York
Dallas
Phoenix
Houston
Philadelphia
Seattle
SF-Oakland
Chicago
Atlanta
Miami
Los Angeles
Detroit

Source: BLS, NOT Seasonally Adjusted

Greater Washington Economy

Total Federal Spending = 34.9% of GRP



Other Federal
15.7%
International
4.3%
Hospitality
2.2%
Associations
2.0%
Non-Local Business
12.0%
Other
8.0%
Local Business
36.6%
Federal Procurement
19.2%

Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Average Sales Price Percent Change Washington MSA All Housing Types


Annual Change
Annual Change by Month
2008
2009
2010
2011
30
20
10
0
-10
-20
-30
6
11
14
14
20
22
2
0
-9
-5
-12
-11
-13
-13
-16
-17
-23
-18
-23
-25
-24
-26
-20
-18
-14
-10
-9
-7
0
-4
3
9
6
6
4
6
5
4
7
5
4
8
9
2
2
1
3
1
3
4
-1
1
2000
2002
2004
2006
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July

Source: MRIS, GMU Center for Regional Analysis

New Condominium Inventory

Washington DC



6000
5000
4000
3000
2000
1000
0
2005
2006
2007
2008
2009
2010
2011

Current Inventory = 821 Units

Source: The Mayhood Co, July, 2011

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition of F&T completed on August 31, 2008
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

Looking Ahead

- Focus on organic growth
  - Take advantage of dislocation in market
  - Hire seasoned lenders
  - Focus on relationships to increase deposit penetration
- Profitability
  - Continued focus on Net Interest Margin
  - Grow noninterest components of revenue
  - Diligent expense control to maintain Efficiency Ratio
  - Lower effective tax rate
- Continued emphasis on credit quality

Why Invest in EGBN?

- Driven by Profitability
- Superior Net Interest Margin
- Emphasis on Core Deposits and Deep Relationship Banking
- Strong Organic Growth
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team – 17% Insider Ownership
- Exceptional Asset Quality Record
- Conservative Securities Portfolio
- Proven Ability to Execute Acquisitions

EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
25.00
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
-20.00
-25.00
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11

Source: SNL Financial

Appendices

Loan Portfolio Trends

(Dollar Values in Thousands)	As of September 30, 2010		As of December 31, 2010		As of September 30, 2011		Annual Growth Rate	YTD Growth Rate
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 394,615	25.8%	$ 411,744	24.6%	$ 470,103	23.2%	19.1%	14.2%
Commercial Real Estate:								
Owner Occupied	211,780	13.8%	223,986	13.4%	245,497	12.1%	15.9%	9.6%
Investment	575,294	37.6%	619,714	36.8%	772,728	38.0%	34.3%	24.7%
Land	74,066	4.8%	91,438	5.5%	114,975	5.7%	55.2%	25.7%
Construction	169,217	11.1%	216,643	12.9%	290,454	14.3%	71.6%	34.1%
Residential Mortgage	12,129	0.8%	15,977	1.0%	37,662	1.9%	210.5%	135.7%
Home Equity	88,549	5.8%	89,885	5.4%	94,008	4.6%	6.2%	4.6%
Other Consumer	5,296	0.3%	6,113	0.4%	4,218	0.2%	(20.4%)	(31.0%)
Total Loans	$ 1,530,946	100.0%	$ 1,675,500	100.0%	$ 2,029,645	100.0%	32.6%	21.1%

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	9/30/2010		9/30/2011	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$ 5,267	0.3%	$ 2,468	0.1%
2000 - Excellent	119,527	7.8%	120,752	5.9%
3000 - Good	576,852	37.8%	824,369	40.7%
4000 - Acceptable	484,534	31.6%	675,968	33.3%
5000 - Acceptable with Risk	223,361	14.6%	293,774	14.5%
6000 - Watch	39,204	2.6%	33,122	1.6%
7000 - Special Mention	26,651	1.7%	24,373	1.2%
8000 - Substandard	54,015	3.5%	54,586	2.7%
9000 - Doubtful	1,535	0.1%	233	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$ 1,530,946	**100.0%**	**$ 2,029,645**	**100.0%**



8000 - Substandard
2.7%
9000 - Doubtful
0.0%
9999 - Loss
0.0%
1000 - Prime
0.1%
7000 - Special Mention
1.2%
2000 - Excellent
5.9%
6000 - Watch
1.6%
5000 - Acceptable with Risk
14.5%
3000 - Good
40.6%
4000 - Acceptable
33.3%

- Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Investment CRE	Residential Mortgage	Construction	Land	Home Equity	Other Consumer	TOTAL NPLs	OREO	TOTAL NPAs
Maryland											
Montgomery	$ 3,463	$ -	$ -	$ -	$ 167	$ 535	$ 241	$ 8	$ 4,414	$ -	$ 4,414
Prince George's	-	289	1,265	252	-	1,156	112	-	3,074	707	3,781
Other MD	608	-	-	-	1,897	947	-	-	3,452	140	3,592
Washington DC	560	791	885	-	13,479	300	185	-	16,200	1,744	17,944
Virginia											
Alexandria	-	-	-	-	-	-	-	-	-	-	-
Arlington	-	-	-	-	-	-	-	-	-	-	-
Fairfax	488	-	-	-	-	-	-	-	488	-	488
Loudoun	-	-	-	-	-	-	50	-	50	-	50
Prince William	-	-	-	549	-	-	-	-	549	-	549
Other VA	-	-	-	238	82	-	86	-	406	350	756
Other USA	621	-	2,180	-	-	-	-	-	2,801	-	2,801
Total	$ 5,740	$ 1,080	$ 4,330	$ 1,039	$ 15,625	$ 2,938	$ 674	$ 8	$ 31,434	$ 2,941	$ 34,375

Note: At September 30, 2011

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2011					
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	102,563	1,511	305	103,769	35.99%
Mortgage Backed Securites - GSEs	133,467	3,231	159	136,539	46.84%
Municipal Bonds	48,516	3,127	11	51,632	17.03%
Other Equity Investments	404	-	87	317	0.14%
Total Securities	$ 284,950	$ 7,869	$ 562	$ 292,257	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2010					
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	67,288	1,253	143	68,398	29.96%
Mortgage Backed Securites - GSEs	107,425	2,903	419	109,909	47.83%
Municipal Bonds	49,459	658	749	49,368	22.02%
Other Equity Investments	445	-	72	373	0.20%
Total Securities	$ 224,617	$ 4,814	$ 1,383	$ 228,048	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2010					
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	85,263	1,768	-	87,031	33.99%
Mortgage Backed Securites - GSEs	117,621	3,618	125	121,114	46.89%
Municipal Bonds	47,523	2,891	34	50,380	18.94%
Other Equity Investments	445	-	68	377	0.18%
Total Securities	$ 250,852	$ 8,277	$ 227	$ 258,902	100.00%

- Portfolio has $7.3 million of net unrealized gains at September 30, 2011
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.5 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	23	13
Robert P. Pincus	Vice Chairman	38	3
Michael T. Flynn	EVP & COO - Eagle Bancorp	40	7
Susan G. Riel	Sr. EVP & COO - EagleBank	35	13
Thomas D. Murphy	President - Community Banking - EagleBank	38	13
Janice L. Williams	EVP & Chief Credit Officer	17	8
Antonio F. Marquez	EVP & Chief CRE Lending Officer	27	1
Virginia N. Heine	EVP & Chief C&I Lending Officer	28	1
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	40	6
Laurence E. Bensignor	SVP - Eagle Bancorp	2	2

Experienced Management Team

EAGLE BANCORP, INC. EXECUTIVE TEAM :

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

Thomas D. Murphy, President, Community Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Experienced Management Team

AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

Virginia Navas Heine, EVP, Chief Commercial & Industrial Lending Officer

Ms. Heine, joined EagleBank as Executive Vice President and Chief Commercial & Industrial Lending Officer in 2011. Recently Ms. Heine supervised the Middle Market Groups in the mid-Atlantic region for TD Bank, N.A. She had previously served as Senior VP and Regional Corporate Banking Manager for BB&T for the Washington metropolitan region. Ms. Heine has extensive experience with clients in the Government Contracting industry and managed an industry specialty group at Citizens Bank. Earlier in her career, Ms. Heine held managerial positions in the Corporate Banking groups at Maryland National Bank and The Riggs National Bank.

Janice L. Williams, Esquire, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Historical Balance Sheet

(Dollar Values in Thousands)	2006	2007	2008	2009	2010	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$33,832	$20,142	$29,837	$117,687	$58,114	11.3%	(50.6%)
Securities Available for Sale	91,140	87,117	169,079	245,644	237,576	28.4%	(3.3%)
Total Cash and Securities	124,972	107,259	198,916	363,331	295,690	23.7%	(18.6%)
Gross Loans HFI	625,773	716,677	1,265,640	1,399,310	1,675,500	25.0%	19.7%
Loan Loss Reserves	7,373	8,037	18,403	20,619	24,754	32.8%	20.1%
Loans Held for Sale	2,157	2,177	2,718	1,550	80,571	94.1%	5098.1%
Total Net Loans	620,557	710,817	1,249,955	1,380,241	1,731,317	26.0%	25.4%
Real Estate Owned	-	-	909	5,106	6,701	100.0%	31.2%
Total Intangibles	-	-	2,348	4,240	4,035	100.0%	(4.8%)
Total Servicing Rights	255	236	185	139	153	100.0%	10.1%
Other Assets	27,667	28,088	44,514	52,447	51,474	16.4%	(1.9%)
Total Assets	$773,451	$846,400	$1,496,827	$1,805,504	$2,089,370	25.5%	15.7%
Liabilities							
Deposits	$628,515	$630,936	$1,129,380	$1,460,274	$1,726,798	24.9%	18.3%
FHLB Borrowings	30,000	52,000	105,000	50,000	40,000	100.0%	(20.0%)
Repurchase Agreements	38,064	76,408	98,802	90,790	97,584	24.9%	7.5%
Bank LOC	-	-	-	-	-	100.0%	0.0%
Subordinated Debt	-	-	12,150	9,300	9,300	100.0%	0.0%
Other Liabilities	3,956	5,890	9,124	6,819	10,972	11.9%	60.9%
Total Liabilities	700,535	765,234	1,354,456	1,617,183	1,884,654	25.4%	16.5%
Equity							
Preferred Equity	-	-	36,312	22,612	22,582	100.0%	(0.1%)
Common Equity	73,169	80,582	103,707	163,376	180,076	22.4%	10.2%
Net Unrealized Gain	-253	584	2,352	2,333	2,058	(227.1%)	(11.8%)
Total Equity	72,916	81,166	142,371	188,321	204,716	25.8%	8.7%
Total Liabilities and Equity	$773,451	$846,400	$1,496,827	$1,805,504	$2,089,370	25.5%	15.7%
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	80.91	84.67	84.55	77.50	80.19		
Loans/ Deposits	99.56	113.59	112.07	95.83	97.03		
Reserves/ Loans	1.18	1.12	1.45	1.47	1.48		
Annualized Growth Rates (%)							
Asset Growth Rate	15.05	9.43	76.85	20.62	15.72		
Gross Loans HFI	13.94	14.53	76.60	10.56	19.74		
Deposit Growth Rate	10.48	0.39	79.00	29.30	18.25		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Growth Rate 3Q2011 vs 3Q2010	Growth Rate 3Q2011 vs 2Q2011
Assets									
Cash and Equivalents (1)	$100,367	$121,718	$99,412	$58,114	$107,165	$87,234	$746,850	651.3%	756.1%
Securities Available for Sale	264,157	247,402	268,676	237,576	238,913	259,641	301,687	12.3%	16.2%
Total Cash and Securities	364,524	369,120	368,088	295,690	346,078	346,875	1,048,537	184.9%	202.3%
Gross Loans HFI	1,427,223	1,504,413	1,530,946	1,675,500	1,790,084	1,948,476	2,029,645	32.6%	4.2%
Loan Loss Reserves	21,045	21,741	22,240	24,754	25,582	27,475	28,599	28.6%	4.1%
Loans Held for Sale	1,089	24,491	70,889	80,571	12,459	25,489	107,907	52.2%	323.3%
Total Net Loans	1,407,267	1,507,163	1,579,595	1,731,317	1,776,961	1,946,490	2,108,953	33.5%	8.3%
Real Estate Owned	3,906	3,556	4,581	6,701	3,529	3,434	2,941	(35.8%)	(14.4%)
Total Intangibles	4,174	4,128	4,081	4,035	4,186	4,070	4,039	(1.0%)	(0.8%)
Total Servicing Rights	173	149	161	153	144	-	115	(28.6%)	0.0%
Other Assets	52,947	53,149	49,640	51,474	55,370	52,847	55,161	11.1%	4.4%
Total Assets	$1,832,991	$1,937,265	$2,006,146	$2,089,370	$2,186,268	$2,353,716	$3,219,746	60.5%	36.8%
Liabilities									
Deposits	$1,476,939	$1,577,991	$1,646,091	$1,726,798	$1,826,880	$1,940,834	$2,747,349	66.9%	41.6%
FHLB Borrowings	50,000	40,000	40,000	40,000	40,000	40,000	40,000	0.0%	0.0%
Repurchase Agreements	97,837	106,104	99,147	97,584	89,753	136,897	147,671	48.9%	7.9%
Bank LOC	-	-	-	-	-	-	-	0.0%	0.0%
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	9,300	0.0%	0.0%
Other Liabilities	6,450	7,127	9,307	10,972	10,216	9,658	16,963	82.3%	75.6%
Total Liabilities	1,640,526	1,740,522	1,803,845	1,884,654	1,976,149	2,136,689	2,961,283	64.2%	38.6%
Equity									
Preferred Equity	22,449	22,493	22,537	22,582	22,629	23,235	56,600	151.1%	143.6%
Common Equity	166,864	170,244	174,934	180,076	185,195	190,577	197,479	12.9%	3.6%
Net Unrealized Gain	3,152	4,006	4,830	2,058	2,295	3,215	4,384	(9.2%)	36.4%
Total Equity	192,465	196,743	202,301	204,716	210,119	217,027	258,463	27.8%	19.1%
Total Liabilities and Equity	$1,832,991	$1,937,265	$2,006,146	$2,089,370	$2,186,268	$2,353,716	$3,219,746	60.5%	36.8%
Balance Sheet Analysis (%)									
Total Gross Loans/ Total Assets(1)	77.86	77.66	76.31	80.19	81.88	82.78	63.04		
Loans/ Deposits(1)	96.63	95.34	93.00	97.03	97.99	100.39	73.88		
Reserves/ Loans	1.47	1.45	1.45	1.48	1.43	1.41	1.41		
Annualized Growth Rates (%)									
Asset Growth Rate (1)	6.09	14.60	14.78	15.72	18.55	25.30	71.95		
Gross Loans HFI	7.98	15.02	12.51	19.74	27.36	32.58	28.11		
Deposit Growth Rate (1)	4.56	16.12	16.92	18.25	23.18	24.79	78.60		

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 43-45.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2006	2007	2008	2009	2010	1 Year Growth Rate
Total Interest Income	$ 50,318	$ 57,077	$ 65,657	$ 84,338	$ 96,658	14.6%
Total Interest Expense	17,880	23,729	23,676	24,809	19,832	(20.1%)
Net Interest Income	32,438	33,348	41,981	59,529	76,826	29.1%
Loan Loss Provision	1,745	1,643	3,979	7,669	9,308	21.4%
Service Charges on Deposits	1,386	1,249	2,059	2,898	3,068	5.9%
Gain/Loss on Sale of Loans	1,114	1,036	426	1,054	2,836	169.1%
Gain/Loss on Sale of Securities	124	6	2	1,538	1,330	(13.5%)
BOLI Revenue	406	455	466	463	430	(7.1%)
Other Noninterest Income	816	2,440	1,413	1,344	1,578	17.4%
Total Noninterest Income	3,846	5,186	4,366	7,297	9,242	26.7%
Salaries and Employee Benefits	12,230	14,167	16,728	20,889	25,511	22.1%
Premises and Equipment Expenses	3,835	4,829	5,424	7,343	8,460	15.2%
Marketing and Advertising	670	552	1,054	1,099	1,058	(3.7%)
Data Processing	1,236	1,231	1,622	2,356	2,629	11.6%
Legal, Accounting and Professional Fees	701	613	1,054	2,731	2,987	9.4%
FDIC Insurance	72.00	449	642	2,743	2,692	(1.9%)
Other Noninterest Expenses	3,080	3,080	4,293	5,612	7,668	36.6%
Total Noninterest Expense	21,824	24,921	30,817	42,773	51,005	19.2%
Net Income Before taxes	12,715	11,970	11,551	16,384	25,755	57.2%
Income taxes	4,690	4,269	4,123	5,965	9,098	52.5%
Net Income	8,025	7,701	7,428	10,419	16,657	59.9%
Preferred Dividends	-	-	177	2,307	1,299	(43.7%)
Net Income Available to Common	$ 8,025	$ 7,701	$ 7,251	$ 8,112	$ 15,358	89.3%
Earnings per Share - Diluted	$ 0.74	$ 0.71	$ 0.62	$ 0.55	$ 0.77	

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Growth Rate 3Q2011 vs 3Q2010	Growth Rate 3Q2011 vs 2Q2011
Total Interest Income	$ 22,508	$ 23,689	$ 24,421	$ 26,040	$ 26,296	$ 28,996	$ 30,741	25.9%	6.0%
Total Interest Expense	5,285	5,072	4,722	4,753	4,790	5,102	5,365	13.6%	5.2%
Net Interest Income	17,223	18,617	19,699	21,287	21,506	23,894	25,376	28.8%	6.2%
Loan Loss Provision	1,689	2,101	1,962	3,556	2,116	3,215	2,887	47.1%	(10.2%)
Service Charges on Deposits	730	756	814	768	749	672	880	8.1%	31.0%
Gain/Loss on Sale of Loans	54	197	739	1,846	1,701	1,106	1,065	44.1%	(3.7%)
Gain/Loss on Sale of Securities	-	573	260	497	-	591	854	228.5%	44.5%
BOLI Revenue	110	107	108	105	101	100	100	(7.4%)	0.0%
Other Noninterest Income	328	377	412	461	382	724	612	48.5%	(15.5%)
Total Noninterest Income	1,222	2,010	2,333	3,677	2,933	3,193	3,511	50.5%	10.0%
Salaries and Employee Benefits	5,675	5,969	6,549	7,318	7,311	7,761	9,263	41.4%	19.4%
Premises and Equipment Expenses	2,092	2,612	2,021	1,735	1,991	2,052	1,939	(4.1%)	(5.5%)
Marketing and Advertising	247	281	391	139	234	747	234	(40.2%)	(68.7%)
Data Processing	615	643	697	674	689	912	876	25.7%	(3.9%)
Legal, Accounting and Professional Fees	574	952	655	806	1,136	1,003	731	11.6%	(27.1%)
FDIC Insurance	634	701	692	665	743	600	285	(58.8%)	(52.5%)
Other Noninterest Expenses	1,626	1,979	1,924	2,139	2,209	1,858	2,395	24.5%	28.9%
Total Noninterest Expense	11,463	13,137	12,929	13,476	14,313	14,933	15,723	21.6%	5.3%
Net Income Before taxes	5,293	5,389	7,141	7,932	8,010	8,939	10,277	43.9%	15.0%
Income taxes	1,902	1,942	2,375	2,879	2,874	3,185	3,783	59.3%	18.8%
Net Income	3,391	3,447	4,766	5,053	5,136	5,754	6,494	36.3%	12.9%
Preferred Dividends	320	324	327	328	320	883	166	(49.2%)	(81.2%)
Net Income Available to Common	$ 3,071	$ 3,123	$ 4,439	$ 4,725	$ 4,816	$ 4,871	$ 6,328	42.6%	29.9%
Earnings per Share - Diluted	$ 0.16	$ 0.16	$ 0.22	$ 0.23	$ 0.24	$ 0.24	$ 0.31		

GAAP Reconciliation

(dollars in thousands except per share data)

	Nine Months Ended September 30,			
	2011 (Unaudited)		2010 (Unaudited)	
Nonperforming assets	$	34,375	$	29,242
Total assets		3,219,746		2,006,146
Nonperforming assets to total assets		1.07%		1.46%
Total assets	$	3,219,746	$	2,006,146
Less: settlement deposit		(618,000)		-
Adjusted total assets	$	2,601,746	$	2,006,146
Nonperforming assets	$	34,375	$	29,242
Adjusted total assets		2,601,746		2,006,146
Nonperforming assets to total adjusted assets		1.32%		1.46%
Total deposits	$	2,747,349	$	1,646,091
Less: settlement deposit		(618,000)		-
Adjusted total deposits	$	2,129,349	$	1,646,091
Common shareholders' equity	$	201,863	$	179,764
Less: Intangible assets		(4,154)		(4,242)
Tangible common equity	$	197,709	$	175,522
Book value per common share	$	10.15	$	9.14
Less: Intangible book value per common share		(0.21)		(0.22)
Tangible book value per common share	$	9.94	$	8.92
Total assets	$	3,219,746	$	2,006,146
Less: Intangible assets		(4,154)		(4,242)
Tangible assets	$	3,215,592	$	2,001,904
Tangible common equity ratio		6.15%		8.77%
Common shareholders' equity	$	201,863	$	179,764
Less: settlement deposit		(30)		-
Less: Intangible assets		(4,154)		(4,242)
Tangible common equity	$	197,679	$	175,522
Total assets	$	3,219,746	$	2,006,146
Less: settlement deposit		(618,000)		-
Less: Intangible assets		(4,154)		(4,242)
Adjusted tangible assets	$	2,597,592	$	2,001,904
Adjusted tangible common equity ratio		7.61%		8.77%
Common shareholders' equity	$	201,863	$	179,764
Less: settlement deposit		(30)		-
Adjusted common equity	$	201,833	$	179,764
Adjusted total assets		2,601,746		2,006,146
Adjusted common equity to adjusted total assets		7.76%		8.96%

GAAP Reconciliation

(dollars in thousands except per share data)

	Three Months Ended September 30, 2011			2010		
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Total interest earning assets	$ 2,531,768	$ 30,741	4.82%	$ 1,907,900	$ 24,421	5.08%
Less: settlement deposit	(114,000)	(72)	-0.25%	-	-	-
Adjusted interest earning assets	$ 2,417,768	$ 30,669	5.03%	$ 1,907,900	$ 24,421	5.08%
Total interest bearing liabilities	$ 1,718,118	$ 5,365	1.24%	$ 1,409,980	$ 4,722	1.33%
Adjusted interest spread			3.79%			3.75%
Adjusted interest margin			4.15%			4.10%

	Nine Months Ended September 30, 2011			2010		
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Total interest earning assets	$ 2,284,041	$ 86,033	5.04%	$ 1,828,508	$ 70,618	5.16%
Less: settlement deposit	(38,000)	(72)	-0.25%	-	-	-
Adjusted interest earning assets	$ 2,246,041	$ 85,961	5.12%	$ 1,828,508	$ 70,618	5.16%
Total interest bearing liabilities	$ 1,619,514	$ 15,257	1.26%	$ 1,371,659	$ 15,079	1.47%
Adjusted interest spread			3.86%			3.69%
Adjusted interest margin			4.21%			4.06%

	Nine Months Ended September 30, 2011 (Unaudited)	2010 (Unaudited)	Three Months Ended September 30, 2011 (Unaudited)	2010 (Unaudited)
Net income	$ 17,384	$ 11,604	$ 6,494	$ 4,766
Less: settlement deposit	(30)	-	(30)	-
Adjusted net income	$ 17,354	$ 11,604	$ 6,464	$ 4,766
Average total assets	2,325,317	1,887,932	2,569,970	1,964,827
Less: settlement deposit	(38,000)	-	(114,000)	-
Adjusted average total assets	2,287,317	1,887,932	2,455,970	1,964,827
Adjusted return on average assets	1.01%	0.82%	1.04%	0.96%

GAAP Reconciliation Footnotes

(1) The reported balance sheet and income statement amounts include the effect of a $618 million deposit received in connection with a class action settlement September 13, 2011 and which is expected to be disbursed by year end. In the interim the deposit is invested in excess reserves at the Federal Reserve. As the magnitude of the deposit distorts the operational results of the Company, we present in the GAAP reconciliation and certain performance ratios excluding the effect of this deposit, which resulted in approximately $72,000 of interest income and $30,000 of income, net of tax, during the three and nine months periods ended September 30, 2011. We believe this information is important to enable shareholders and other interested parties to assess the core operational performance of the Company. Therefore, the comparative ratios in this presentation exclude the effect of the $618 million "settlement deposit".

(2) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common shareholders' equity by common shares outstanding. We believe that this information is important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.